Exhibit 32.2

CHIPPAC, INC.

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert Krakauer, in my capacity as Chief Financial Officer of ChipPAC, Inc., a Delaware corporation (“ChipPAC”), and in connection with the Quarterly Report on Form 10-Q filed by ChipPAC with the Securities and Exchange Commission on August 8, 2003 (the “Report”), hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ChipPAC.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to ChipPAC and will be retained by ChipPAC and furnished to the Securities and Exchange Commission or its staff upon request.

IN WITNESS WHEREOF, the undersigned has executed this CFO Certification as of the 8th day of August, 2003.

/s/ ROBERT KRAKAUER
Name:	Robert Krakauer
Title:	Chief Financial Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by ChipPAC as part of the report or as a separate disclosure document for purposes of Section 18 or any other provision of the Securities Exchange Act of 1934, as amended.